EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS



As independent auditors, we hereby consent to the incorporation of our report, dated July 30, 1999, incorporated by reference in this annual report of WSB Holding Company on Form 10KSB, into the Company's previously filed Form S-8 Registration Statement File No. 333-73279.




Stokes Kelly & Hinds, LLC
Pittsburgh, Pennsylvania


September 22, 1999